UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2010

____________________

National Instruments Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-25426	74-1871327
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 338-9119
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 23, 2010, the Company’s Board of Directors approved forms of agreement to be used in connection with awards of restricted stock and restricted stock units under the Company’s 2010 Incentive Plan (the “2010 Plan”).  These forms of agreement are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 hereto and are incorporated herein by reference.  On June 23, 2010, each of the Company’s non-employee directors was granted restricted stock units under the 2010 Plan.  The form of agreement filed as 10.2 hereto will be used to evidence the director grants.

Item 9.01.   Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.		Description

10.1		National Instruments Corporation 2010 Incentive Plan*
10.2		Form of Restricted Stock Unit Award Agreement (Non-Employee Director)
10.3		Form of Restricted Stock Unit Award Agreement (Performance Vesting)
10.4		Form of Restricted Stock Unit Award Agreement (Current Employee)
10.5		Form of Restricted Stock Unit Award Agreement (Newly Hired Employee)
	*	Incorporated by reference to Exhibit 10.1 filed with the Company’s Current Report on Form 8-K filed on May 17, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ DAVID G. HUGLEY
David G. Hugley Vice President & General Counsel; Secretary

Date:  June 23, 2010